UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                    FEBRUARY 8, 2001 (JANUARY 30, 2001)
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              PHH CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    MARYLAND                    1-7797                   52-0551284
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(STATE OR OTHER              (COMMISSION             (IRS EMPLOYER
JURISDICTION OF              FILE NUMBER)            IDENTIFICATION NO.)
INCORPORATION)


             6 SYLVAN WAY, PARSIPPANY, NJ              07054
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    973-428-9700
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                               NOT APPLICABLE
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        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT





ITEM 5.   OTHER EVENTS.

          On January 30, 2001, the Company entered into a Supplemental Indenture No. 2 (the "Supplemental Indenture") with Bank One Trust Company, N.A., as trustee.

          A copy of the Supplemental Indenture is included as Exhibit 4.1 to this Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

                4.1 Supplemental Indenture No. 2, dated as of January 30, 2001, between PHH Corporation and Bank One Trust Company, N.A., as trustee.





                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PHH Corporation
                                 (Registrant)


Date:  February 8, 2001          By: /s/ Eric J. Bock
                                    ---------------------------------
                                    Eric J. Bock
                                    Senior Vice President - Law
                                    & Corporate Secretary





                               EXHIBIT INDEX

 Exhibit
   No.     Description
 ------    -----------
   4.1 Supplemental Indenture No. 2, dated as of January 30, 2001, between PHH Corporation and Bank One Trust Company, N.A., as trustee.